Final                                                          08/06/2026

Financial Supplement
Second Quarter 2026

This document is a statistical supplement to Aflac’s quarterly earnings release. Throughout the presentation, amounts presented may not foot due to rounding. As you review the supplement, please note the non-U.S. GAAP financial measures and definitions found at the back of this document.
The Company adopted the Financial Accounting Standards Board’s Accounting Standard Update 2018-12 Financial Services - Insurance: Targeted Improvements to the Accounting for Long-Duration Contracts, as clarified and amended by (i) ASU 2019-09 Financial Services - Insurance: Effective Date, and (ii) ASU 2020-11 Financial Services - Insurance: Effective Date and Early Application (collectively, “LDTI”) as of January 1, 2023. The amended guidance is applied as of the beginning of the earliest period presented in the Company’s quarterly and annual financial statements, which results in a January 1, 2021 Transition Date. In conjunction with the adoption of LDTI, the Company changed its practice of recording the change in the deferred profit liability (DPL) on products with limited-payment features from the benefits and claims, net line item to the net earned premiums line item in the consolidated statement of earnings. This change in presentation has no impact on net earnings. All quarterly and annual amounts for 2021 and 2022 presented herein reflect these changes for LDTI and DPL.
For more information, contact:
David Young
Phone. 706.596.3264
Aflacir@aflac.com
investors.aflac.com

Aflac Incorporated and Subsidiaries

	Share Data
	(In Thousands)

[1]				Shares Issued		Shares Purchased			QTD Weighted Avg. Shares			YTD Weighted Avg. Shares
		Period	Beginning Shares Outstanding	Stk. Bon. & DRP	Stk. Opt. & Misc.	Treas. Shares	Misc. Purch. (1)	Ending Shares Outstanding	Avg. Shares	Dilutive Shares	Avg. Diluted	Avg. Shares	Dilutive Shares	Avg. Diluted

	2024	1	578,479	212	1,320	9,276	457	570,278	574,886	2,596	577,482	574,886	2,596	577,482
		2	570,278	217	186	9,288	24	561,369	564,573	2,265	566,838	569,730	2,430	572,160
		3	561,369	165	75	4,882	10	556,717	557,899	2,515	560,414	565,757	2,459	568,216
		4	556,717	156	77	6,982	4	549,964	552,767	2,716	555,483	562,492	2,523	565,015

	2025	1	549,964	173	1,251	8,497	398	542,493	544,707	2,171	546,878	544,707	2,171	546,878
		2	542,493	193	42	7,916	4	534,809	536,688	1,737	538,425	540,676	1,954	542,630
		3	534,809	171	66	9,331	5	525,710	530,050	1,965	532,015	537,095	1,957	539,052
		4	525,710	161	72	7,250	3	518,690	520,394	2,099	522,493	532,885	1,993	534,878

	2026	1	518,690	160	1,046	9,013	353	510,530	513,071	1,715	514,785	513,071	1,715	514,785
		2	510,530	168	84	8,521	4	502,257	504,123	1,455	505,578	508,572	1,578	510,150

(1) Includes previously owned shares used to purchase options (swapped shares) and/or shares purchased for deferred compensation program

Aflac Incorporated and Subsidiaries

	Summary of Adjusted Results by Business Segment
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change

	Aflac Japan	$3,756	$3,281	$3,234	$3,494	$3,440	$790	$741	(6.2)%	$1,512	$1,500	(0.8)%
	Aflac U.S.	1,356	1,359	1,501	1,419	1,421	388	370	(4.6)	746	733	(1.7)
[1]	Corporate and other (1)	(293)	(218)	(425)	32	101	20	(10)		63	(10)
	Pretax adjusted earnings	4,819	4,422	4,310	4,945	4,962	1,198	1,101	(8.1)	2,321	2,223	(4.2)
	Income taxes (1)	893	808	577	873	954	241	218	(9.5)	458	439	(4.1)
[2]	Adjusted earnings (2)	3,925	3,614	3,733	4,072	4,008	957	883	(7.7)	1,863	1,784	(4.2)

	Reconciling items:
	Adjusted net investment gains (losses)	462	447	914	1,495	(375)	(377)	(106)		(1,301)	(3)
	Other and non-recurring income (loss)	(73)	1	39	(23)	(54)	—	—		(53)	—
[3]	Income tax benefit (expense) on items excluded from adjusted earnings (3)	(83)	357	(26)	(101)	67	19	48		119	63
	Net earnings	$4,231	$4,418	$4,659	$5,443	$3,646	$599	$825	37.7%	$628	$1,844	193.6%

	Effective Tax rate	18.7%	9.3%	11.5%	15.2%	19.6%	27.0%	17.0%		35.0%	16.9%

	Earnings per share of common stock:
	Net earnings (basic)	$6.28	$6.96	$7.81	$9.68	$6.84	$1.12	$1.64	46.4	$1.16	$3.63	212.9%
	Net earnings (diluted)	6.25	6.93	7.78	9.63	6.82	1.11	1.63	46.8	1.16	3.61	211.2

	Adjusted earnings (basic) (2)	$5.83	$5.69	$6.26	$7.24	$7.52	$1.78	$1.75	(1.7)%	$3.45	$3.51	1.7%
	Adjusted earnings (diluted) (2)	5.80	5.67	6.23	7.21	7.49	1.78	1.75	(1.7)	3.43	3.50	2.0
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $6 and $8 for the three-month periods ended June 30, 2026, and 2025, respectively, is included as a reduction to net investment income. Tax credits on these investments of $5 and $9 for the three-month periods ended June 30, 2026, and 2025, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings.
(3) Primarily reflects release of $452 in deferred taxes in 2022.

Aflac Incorporated and Subsidiaries

	Consolidated Statements of Earnings - U.S. GAAP
	(In Millions, except per-share data)

		Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	$17,305	$15,025	$14,318	$13,562	$13,760	$3,525	$3,364		$6,958	$6,785
	Assumed (ceded)	(210)	(124)	(195)	(122)	(212)	(55)	(112)		(107)	(223)
[1]	Total net earned premiums (1)	17,095	14,901	14,123	13,440	13,548	3,470	3,252	(6.3)%	6,851	6,562	(4.2)%
	Net investment income	3,818	3,656	3,811	4,116	4,076	1,081	984	(9.0)	2,036	1,940	(4.7)
	Net investment gains (losses)	468	363	590	1,271	(572)	(421)	(153)		(1,384)	(104)
	Other income	173	220	177	100	112	30	34		55	65
	Total revenues	21,554	19,140	18,701	18,927	17,164	4,160	4,117	(1.0)	7,558	8,463	12.0

	Benefits and Claims:
	Benefits and claims, net:
	Incurred claims -direct	8,949	8,271	8,005	8,281	8,901	2,135	2,160		4,523	4,574
	Incurred claims -assumed (ceded)	(147)	(108)	(177)	(95)	(189)	(51)	(61)		(95)	(124)
[2]	Increase in FPB -direct (2)	1,819	888	594	(184)	(727)	(38)	(183)		(395)	(602)
	Increase in FPB -assumed (ceded) (2)	3	51	172	5	2	1	(18)		—	(36)
	Total net benefits and claims, excluding reserve remeasurement	10,623	9,102	8,594	8,008	7,987	2,047	1,898		4,033	3,812
	Reserve remeasurement (gain) loss	(147)	(215)	(383)	(558)	(694)	(37)	(46)		(78)	(128)
	Total net benefits and claims	10,476	8,887	8,211	7,450	7,293	2,010	1,852	(7.9)	3,955	3,684	(6.9)

	Acquisition and operating expenses:
[3]	Amortization of DAC (3)	835	792	816	851	874	221	218		437	439
	Insurance commissions	1,256	1,117	1,052	998	991	251	239		491	476
	Insurance expenses	3,541	3,249	3,165	3,014	3,253	804	749		1,606	1,520
	Interest expense	238	226	195	197	220	52	64		102	124
	Total acquisition and operating expenses	5,870	5,384	5,228	5,060	5,338	1,328	1,270	(4.4)	2,636	2,559	(2.9)
	Total benefits and expenses	16,346	14,271	13,439	12,510	12,631	3,338	3,122	(6.5)	6,591	6,243	(5.3)

	Pretax earnings	5,208	4,869	5,262	6,417	4,533	822	995		967	2,220

[4]	Income tax expense (benefit) (4)	977	451	603	974	887	223	170		339	376

	Net earnings	$4,231	$4,418	$4,659	$5,443	$3,646	$599	$825	37.7%	$628	$1,844	193.6%
(1) Includes a gain (loss) of an immaterial amount for the three-month periods ended June 30, 2026 and 2025, respectively, related to remeasurement of the deferred profit liability for limited- payment contracts.
(2) Future policy benefits
(3) Deferred acquisition costs
(4) Primarily reflects release of $452 in deferred taxes in 2022.

Aflac Incorporated and Subsidiaries

	Analysis of Net Earnings and Net Earnings Per Diluted Share
	(In Millions, except for per-share data)

		Period	Net Earnings	Net Investment Gains (Losses) (1)	Other and Non- Recurring Items (1)	Foreign Currency Impact (2)	Net Earnings Per Share	Net Investment Gains (Losses) (1)	Other and Non-Recurring Items Per Share (1)	Foreign Currency Impact Per Share (2)

[1]		2021	$4,231	$365	$(59)	$(42)	$6.25	$0.54	$(0.09)	$(0.06)
[2]		2022	4,418	803	1	(262)	6.93	1.26	—	(0.41)
		2023	4,659	896	31	(113)	7.78	1.50	0.05	(0.19)
		2024	5,443	1,389	(18)	(103)	9.63	2.46	(0.03)	(0.18)
		2025	3,646	(319)	(43)	19	6.82	(0.60)	(0.08)	0.04

	2024	1	1,879	920	(2)	(44)	3.25	1.59	—	(0.08)
		2	1,755	720	—	(37)	3.10	1.27	—	(0.07)
		3	(93)	(1,304)	—	(16)	(0.17)	(2.33)	—	(0.03)
		4	1,902	1,054	(17)	(6)	3.42	1.90	(0.03)	(0.01)

	2025	1	29	(835)	(42)	(8)	0.05	(1.53)	(0.08)	(0.01)
		2	599	(358)	—	23	1.11	(0.66)	—	0.04
		3	1,639	313	(1)	1	3.08	0.59	—	—
		4	1,379	561	—	(1)	2.64	1.07	—	—

	2026	1	1,019	118	—	(8)	1.98	0.23	—	(0.02)
		2	825	(58)	—	(27)	1.63	(0.11)	—	(0.05)
(1) Items are presented net of tax.
(2) See non-U.S. GAAP financial measures for definition of adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

	Consolidated Balance Sheets
	(In Millions, except per-share data)

		December 31,					June 30,
		2021	2022	2023	2024	2025	2025	2026
	Assets:
	Investments and cash:
	Securities available for sale:
	Fixed maturity securities available for sale, at fair value	$94,206	$71,936	$69,578	$61,841	$60,485	$65,204	$58,640
	Fixed maturity securities available for sale - consolidated variable interest entities, at fair value	4,490	3,805	3,712	3,428	3,636	3,675	4,208
	Fixed maturity securities held to maturity, at amortized cost, net of allowance for credit losses	22,000	19,056	17,819	15,966	16,120	17,434	15,505
	Equity securities, at fair value	1,603	1,091	1,088	796	887	882	925
	Commercial mortgage and other loans, net of allowance for credit losses	11,786	13,496	12,527	10,869	9,765	10,264	9,354
	Other investments	3,842	4,070	4,530	5,958	6,622	7,345	8,251
	Cash and cash equivalents	5,051	3,943	4,306	6,229	6,245	6,965	6,120
	Total investments and cash	142,978	117,397	113,560	105,087	103,760	111,769	103,003

[1]	Receivables, net of allowance for credit losses (1)	672	647	848	779	835	873	895
	Accrued investment income	737	745	731	710	718	753	733
	Deferred policy acquisition costs	9,848	9,239	9,132	8,758	9,034	9,296	8,948
	Property and equipment, net	538	530	445	387	351	390	351
[2]	Other assets, net of allowance for credit losses (1)(2)	3,377	3,180	2,008	1,845	1,772	1,655	2,031
	Total assets	$158,150	$131,738	$126,724	$117,566	$116,470	$124,736	$115,961

	Liabilities and Shareholders' Equity:
	Liabilities:
	Total policy liabilities	$126,331	$96,910	$91,599	$77,508	$69,583	$78,904	$64,348
	Notes payable	7,956	7,442	7,364	7,498	8,409	8,933	8,729
	Income taxes, primarily deferred	30	698	154	573	1,368	685	1,589
	Other liabilities	6,802	6,548	5,622	5,889	7,620	9,014	10,983
	Total liabilities	141,119	111,598	104,739	91,468	86,980	97,536	85,649
	Shareholders' equity:
	Common stock	135	135	136	136	136	136	136
	Additional paid-in capital	2,529	2,641	2,771	2,894	3,024	2,958	3,105
	Retained earnings	40,963	44,367	47,993	52,277	54,682	52,595	56,218
	Accumulated other comprehensive income (loss):
	Unrealized foreign currency translation gains (losses)	(1,985)	(3,564)	(4,069)	(4,998)	(4,847)	(4,282)	(5,048)
	Unrealized gains (losses) on fixed maturity securities	9,602	(702)	1,139	24	(1,809)	(1,828)	(2,753)
	Unrealized gains (losses) on derivatives	(30)	(27)	(22)	(20)	(13)	(17)	(16)
	Effect of change in discount rate assumption(s)	(15,832)	(2,100)	(2,560)	2,006	8,035	5,594	10,415
	Pension liability adjustment	(166)	(36)	(8)	10	86	42	83
	Treasury stock	(18,185)	(20,574)	(23,395)	(26,231)	(29,804)	(27,998)	(31,828)
	Total shareholders' equity	17,031	20,140	21,985	26,098	29,490	27,200	30,312
	Total liabilities and shareholders' equity	$158,150	$131,738	$126,724	$117,566	$116,470	$124,736	$115,961
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.
(2) Includes goodwill of $261 million in June 2026, $260 million in June 2025, $260 million in 2025, $263 million in 2024, $265 million in 2023, $265 million in 2022 and $268 million in 2021

Aflac Incorporated and Subsidiaries

	Quarterly Financial Results
	(In Millions, except per-share data)

[1]											Net EPS		Adj. EPS (1)
		Period	Net Earned Premiums	Net Investment Income	Total Revenues	Benefits & Claims, Net	Total Acquisitions & Adj. Exp.	Total Pretax Earnings	Net Earnings	Adjusted Earnings (1)	Basic	Dil.	Basic	Dil.

		2021	$17,095	$3,818	$21,554	$10,476	$5,870	$5,208	$4,231	$3,925	$6.28	$6.25	$5.83	$5.80
		2022	14,901	3,656	19,140	8,887	5,384	4,869	4,418	3,614	6.96	6.93	5.69	5.67
		2023	14,123	3,811	18,701	8,211	5,228	5,262	4,659	3,733	7.81	7.78	6.26	6.23
		2024	13,440	4,116	18,927	7,450	5,060	6,417	5,443	4,072	9.68	9.63	7.24	7.21
		2025	13,548	4,076	17,164	7,293	5,338	4,533	3,646	4,008	6.84	6.82	7.52	7.49

	2024	1	3,456	1,000	5,436	2,010	1,256	2,170	1,879	961	3.27	3.25	1.67	1.66
		2	3,325	1,095	5,138	1,921	1,198	2,019	1,755	1,035	3.11	3.10	1.83	1.83
		3	3,328	1,006	2,949	1,595	1,262	92	(93)	1,211	(0.17)	(0.17)	2.17	2.16
		4	3,331	1,016	5,403	1,923	1,345	2,135	1,902	865	3.44	3.42	1.56	1.56

	2025	1	3,381	955	3,398	1,945	1,308	145	29	906	0.05	0.05	1.66	1.66
		2	3,470	1,081	4,160	2,010	1,328	822	599	957	1.12	1.11	1.78	1.78
		3	3,372	1,067	4,740	1,436	1,310	1,994	1,639	1,327	3.09	3.08	2.50	2.49
		4	3,325	973	4,866	1,902	1,392	1,572	1,379	818	2.65	2.64	1.57	1.57

	2026	1	3,310	956	4,346	1,832	1,289	1,225	1,019	901	1.99	1.98	1.76	1.75
		2	3,252	984	4,117	1,852	1,270	995	825	883	1.64	1.63	1.75	1.75

(1) See non-U.S. GAAP financial measures for definition of adjusted earnings.

Aflac Incorporated and Subsidiaries

	Quarterly Book Value Per Share
	(In Millions, except per-share data)
[1]
		Period	Equity BV Per Share	AOCI BV Per Share	Adjusted BV Per Share (1)	Adjusted BV Per Share % Change	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) (1)(2)	Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) % Change (2)

		2021	$26.12	$(12.90)	$39.01	9.7%	$37.71	6.0%
		2022	32.73	(10.45)	43.18	10.7	38.94	3.3
		2023	38.00	(9.54)	47.55	10.1	41.15	5.7
		2024	47.45	(5.41)	52.87	11.2	42.46	3.2
		2025	56.85	2.80	54.06	2.3	42.66	0.5

	2024	1	41.27	(8.95)	50.22	12.4	41.68	4.1
		2	46.40	(5.86)	52.26	12.1	41.98	4.6
		3	44.60	(6.60)	51.21	5.7	43.61	6.1
		4	47.45	(5.41)	52.87	11.2	42.46	3.2

	2025	1	48.55	(3.43)	51.98	3.5	42.61	2.2
		2	50.86	(0.92)	51.78	(0.9)	42.97	2.4
		3	54.57	1.24	53.33	4.1	43.52	(0.2)
		4	56.85	2.80	54.06	2.3	42.66	0.5

	2026	1	58.69	3.72	54.96	5.7	42.71	0.2
		2	60.35	5.34	55.01	6.2	41.22	(4.1)

(1) See non-U.S. GAAP financial measures for definition of adjusted book value and adjusted book value excluding foreign currency remeasurement
(2) Due to a calculation error, we have corrected the Adjusted BV Per Share Excluding Foreign Currency Remeasurement G/(L) and percentage changes for Q2 and Q3 2025.

Aflac Incorporated and Subsidiaries

	Return on Equity

		Year ended December 31,					3 Months Ended June 30,		6 Months Ended June 30,
[1]		2021 (4)	2022	2023	2024	2025	2025	2026	2025	2026

[2]	U.S. GAAP ROE - Net earnings (1)	26.7%	23.8%	22.1%	22.6%	13.1%	9.0%	10.9%	4.7%	12.3%

	Impact of excluding unrealized foreign currency translation gains (losses)	(1.7)	(2.5)	(3.1)	(3.6)	(2.6)	(1.5)	(2.0)	(0.8)	(2.2)
	Impact of excluding unrealized gains (losses) on securities and derivatives	10.7	4.1	0.2	0.4	(0.5)	(0.5)	(1.1)	(0.2)	(1.0)
	Impact of excluding effect on change in discount rate assumptions	(18.5)	(8.2)	(1.9)	(0.2)	2.6	1.6	3.9	0.7	4.0
	Impact of excluding pension liability adjustment	(0.2)	(0.1)	—	—	—	—	—	—	—

	Impact of excluding AOCI	(9.7)	(6.8)	(4.9)	(3.4)	(0.4)	(0.4)	0.9	(0.3)	0.9

	U.S. GAAP ROE - less AOCI	17.0	17.0	17.2	19.2	12.8	8.6	11.9	4.4	13.2

[3]	Differences between adjusted earnings and net earnings (2)	(1.2)	(3.1)	(3.4)	(4.8)	1.3	5.1	0.8	8.7	(0.4)

[4]	Adjusted ROE - reported (3)	15.8	13.9	13.8	14.4	14.0	13.7	12.7	13.1	12.8

[5]	Less: Impact of excluding gains (losses) associated with foreign currency remeasurement (5)	—	1.0	1.8	2.9	3.6	2.9	3.9	3.0	3.9

	Adjusted ROE, excluding foreign currency remeasurement (5)(6)	16.0	14.9	15.6	17.3	17.6	16.6	16.6	16.1	16.7
(1) U.S. GAAP ROE is calculated by dividing net earnings (annualized) by average shareholders' equity.
(2) See separate reconciliation of net income to adjusted earnings.
(3) See non-U.S. GAAP financial measures for definition of adjusted return on equity
(4) Return on equity calculations for 2021 use beginning retained earnings and accumulated other comprehensive income adjusted for the adoption of LDTI.
(5) Impact of gains/losses associated with foreign currency remeasurement is calculated by excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The impact is the difference of adjusted return on equity - reported compared with adjusted return on equity, excluding from shareholders' equity, gains/losses associated with foreign currency remeasurement
(6) Due to a calculation error, we have corrected the adjusted return on equity excluding foreign currency remeasurement for Q2 and Q3 2025.

Aflac Incorporated and Subsidiaries

	Adjusted Earnings Per Share Excluding Current Period Foreign Currency Impact (1)
	(Diluted Basis)

[1]		Period	Adjusted EPS (1)	Growth	QTD Foreign Currency Impact (1)	YTD Foreign Currency Impact (1)	Excluding Foreign Currency Impact (1)	Change Excluding Foreign Currency Impact

		2021	$5.80	16.9%	N/A	(0.06)	$5.86	18.1%
		2022	5.67	(2.2)	N/A	(0.41)	6.08	4.8
		2023	6.23	9.9	N/A	(0.19)	6.43	13.4
		2024	7.21	15.7	N/A	(0.18)	7.39	18.6
		2025	7.49	3.9	N/A	0.04	7.46	3.5

	2024	1	$1.66	7.1%	(0.08)	(0.08)	$1.74	12.3%
		2	1.83	15.8	(0.07)	(0.14)	1.89	19.6
		3	2.16	17.4	(0.03)	(0.17)	2.19	19.0
		4	1.56	24.8	(0.01)	(0.18)	1.57	25.6
			$7.21	15.7%			$7.39	18.6%

	2025	1	$1.66	—%	(0.01)	(0.01)	$1.67	0.6%
		2	1.78	(2.7)	0.04	0.03	1.73	(5.5)
		3	2.49	15.3	—	0.03	2.49	15.3
		4	1.57	0.6	—	0.04	1.57	0.6
			$7.49	3.9%			$7.46	3.5%

	2026	1	1.75	5.4	(0.02)	(0.02)	1.77	6.6
		2	1.75	(1.7)	(0.05)	(0.07)	1.80	1.1
			$3.50	2.0%			$3.57	4.1%
(1) See non-U.S.GAAP financial measures for definition of adjusted earnings and adjusted earnings excluding current period foreign currency impact

Aflac Incorporated and Subsidiaries

	Composition of Invested Assets
	(In Millions)

		December 31,					June 30,
		2021	2022	2023	2024	2025	2025	2026

	Fixed Maturity Securities	$107,369	$94,525	$88,508	$80,055	$81,383	$87,464	$80,695

	Commercial mortgage and other loans, net of allowance for credit losses:
	Transitional Real Estate (floating rate)	5,246	6,455	5,998	4,703	3,611	4,115	3,029
	Middle Market Loans (floating rate)	4,601	5,028	4,531	4,283	4,266	4,228	4,388
	Commercial Mortgage Loans	1,854	1,775	1,697	1,523	1,443	1,478	1,362
	Other Loans	20	238	301	360	445	443	575
	Total Commercial mortgage and other loans, net of allowance for credit losses	11,721	13,496	12,527	10,869	9,765	10,264	9,354

	Equity Securities, at FV through net earnings	1,603	1,091	1,088	796	887	882	925

[1]	Alternatives (1)	1,703	2,107	2,619	3,167	3,809	3,464	4,052

	Total Portfolio	$122,396	$111,219	$104,742	$94,887	$95,844	$102,074	$95,026

Unrealized Gains (Losses) on Invested Assets
(In Millions)

	December 31,					June 30,
	2021	2022	2023	2024	2025	2025	2026
Fixed Maturity Securities:
Available For Sale - Gross Gains	$13,566	$4,800	$6,050	$5,308	$4,782	$4,072	$4,289
Available For Sale - Gross Losses	(239)	(4,528)	(3,449)	(4,128)	(5,924)	(5,223)	(6,631)
Total Available For Sale	13,327	272	2,601	1,180	(1,142)	(1,151)	(2,342)

Held to Maturity - Gross Gains	4,869	2,154	1,838	815	87	446	8
Held to Maturity - Gross Losses	—	—	—	(9)	(731)	(273)	(1,257)
Total Held to Maturity	$4,869	$2,154	$1,838	$806	$(644)	$173	$(1,249)

Credit Ratings on Fixed Maturities
(At Amortized Cost)

	December 31,					June 30,
Credit Rating:	2021	2022	2023	2024	2025	2025	2026

AAA	1.0%	1.6%	1.6%	1.5%	1.1%	1.4%	1.3%
AA	5.1	5.2	5.7	6.0	6.6	6.3	7.0
A	68.9	68.0	68.1	68.0	69.0	68.5	69.0
BBB	22.5	23.0	22.9	22.9	21.9	22.2	21.4
BB or Lower	2.5	2.2	1.7	1.6	1.4	1.6	1.3
	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
(1) Presented at carrying value; includes asset classes such as private equity and real estate funds managed by Global Investments; excludes Corporate driven activity, policy loans, short-term investments, real estate owned assets and FHLB equity balances

Aflac Incorporated and Subsidiaries

	Supplemental Investment Data by Segment

		December 31,					3 Months Ended June 30,		6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	2025	2026
	Aflac Japan:
[1]	Invested assets (in millions) (1)	¥12,405,531	¥12,617,181	¥12,127,531	¥11,881,515	¥11,994,018	¥12,064,994	¥12,390,818	¥12,064,994	¥12,390,818
[2]	Return on average invested assets (2)	2.72%	2.78%	2.90%	3.33%	3.22%	3.38%	3.18%	3.19%	3.12%
[3]	Portfolio book yield at end of period (3)	2.60%	3.06%	3.18%	3.22%	3.26%	3.26%	3.39%	3.26%	3.39%
	Total purchases for period (in millions) (3)	¥952,038	¥716,964	¥378,541	¥735,141	¥1,744,625	¥383,204	¥692,785	¥1,353,009	¥1,041,543
[4]	New money yield (3)(4)	3.50%	4.48%	5.18%	6.11%	4.17%	5.26%	4.19%	3.85%	4.45%

	Aflac U.S.:
	Invested assets (in millions) (1)	$15,841	$16,772	$17,075	$17,341	$17,373	$17,279	$18,073	$17,279	$18,073
	Return on average invested assets (2)	4.87%	4.72%	4.88%	5.00%	4.94%	4.94%	4.98%	4.92%	4.96%
	Portfolio book yield at end of period (3)	4.94%	5.39%	5.53%	5.58%	5.47%	5.57%	5.51%	5.57%	5.51%
	Total purchases for period (in millions) (3)	$2,130	$1,701	$907	$934	$1,156	$327	$693	$819	$1,371
	New money yield (3)(4)	3.41%	5.16%	7.56%	6.90%	6.73%	6.97%	6.37%	6.75%	6.30%

(1) Invested assets, including cash and short term investments, are stated at amortized cost; except for equities, which are at fair value.
(2) Net of investment expenses and amortized hedge costs, year-to-date number reflected on a quarterly average basis.
(3) Includes fixed maturity securities, commercial mortgage and other loans, equity securities, and excludes alternative investments in limited partnerships, and any impacts from hedging activities.
(4) Reported on a gross yield basis; excludes investment expenses, external management fees, and amortized hedge costs.

Aflac Incorporated and Subsidiaries

[1]	Japan Segment Portfolio Allocation by Currency (1)
	(U.S. GAAP Basis)
	(In Millions)

		December 31, 2025		June 30, 2026
		Amortized Cost (2)	Fair Value	Amortized Cost (2)	Fair Value

	JGB	$30,698	$27,313	$27,275	$23,154
	Other	16,870	16,036	18,123	16,721
	Total yen denominated	47,568	43,349	45,398	39,875

	USD Program	23,503	25,855	25,382	27,631
	Other	1,632	2,398	1,613	2,408
	Total US dollar denominated	25,135	28,253	26,995	30,039

	Total	$72,703	$71,602	$72,393	$69,914

	Distribution of Consolidated Fixed Maturities by Sector
	(In millions)

				June 30, 2026
[2]				Amortized Cost (2)	% of Total

	Government and agencies			$32,488	40.3%
	Municipalities			2,136	2.6
	Mortgage- and asset-backed securities			5,553	6.9
	Public utilities:			6,807	8.5
	Electric			5,390	6.7
	Natural Gas			874	1.1
	Other			543	0.7
	Sovereign and supranational			706	0.9
	Banks/financial institutions:			9,230	11.3
	Banking			5,189	6.3
	Insurance			1,798	2.2
	Other			2,243	2.8
	Other corporate:			23,775	29.5
	Basic Industry			1,978	2.4
	Capital Goods			2,776	3.4
	Communications			2,490	3.1
	Consumer Cyclical			1,861	2.3
	Consumer Non-Cyclical			5,375	6.7
	Energy			2,548	3.2
	Other			1,012	1.3
	Technology			3,086	3.8
	Transportation			2,649	3.3
	Total fixed maturity securities			$80,695	100.0%
(1) Non-U.S.dollar-denominated investments in the U.S. segment are immaterial.
(2) Net of reserves

Aflac Incorporated and Subsidiaries

	Long-Term Debt Data
	Adjusted Leverage Ratios
	(In Millions)

		December 31,					June 30,
		2021	2022	2023	2024	2025	2025	2026

	Notes payable	$7,956	$7,442	$7,364	$7,498	$8,409	$8,933	$8,729
	50% of subordinated debentures and perpetual bonds	(389)	(337)	(315)	(282)	(285)	(308)	(275)
	Pre-funding of debt maturities	—	—	(211)	—	(399)	(486)	(668)
[1]	Adjusted debt (1)	7,568	7,105	6,839	7,216	7,725	8,139	7,786

	Total Shareholders' Equity	17,031	20,140	21,985	26,098	29,490	27,200	30,312
	Accumulated other comprehensive (income) loss:
	Unrealized foreign currency translation (gains) losses	1,985	3,564	4,069	4,998	4,847	4,282	5,048
	Unrealized (gains) losses on fixed maturity securities	(9,602)	702	(1,139)	(24)	1,809	1,828	2,753
	Unrealized (gains) losses on derivatives	30	27	22	20	13	17	16
	Effect on change in discount rate assumptions	15,832	2,100	2,560	(2,006)	(8,035)	(5,594)	(10,415)
	Pension liability adjustment	166	36	8	(10)	(86)	(42)	(83)
	Adjusted book value (1)	$25,442	$26,569	$27,505	$29,076	$28,038	$27,691	$27,631

	Total capitalization (5)	$24,987	$27,582	$29,349	$33,596	$37,899	$36,133	$39,041
	Debt to capitalization	31.8%	27.0%	25.1%	22.3%	22.2%	24.7%	22.4%

[2]	Adjusted capitalization ex-AOCI (1)(2)	$33,398	$34,011	$34,658	$36,574	$36,048	$36,138	$35,692
	Adjusted debt to adjusted capitalization ex-AOCI	22.7%	20.9%	19.7%	19.7%	21.4%	22.5%	21.8%

[3]	Adjusted capitalization (1)(3)	$31,247	$30,411	$30,581	$31,586	$31,287	$31,898	$30,727
	Adjusted debt to adjusted capitalization	24.2%	23.4%	22.4%	22.8%	24.7%	25.5%	25.3%

[4]	Debt Maturities Remaining (4)
	(In Millions)

		June 30, 2026
		2026	2027-2031	2032-2036	2037-2046	2047+	Total

	Senior Notes	$300	$3,130	$2,476	$1,370	$867	$8,143
	Subordinated debt					554	554
	Total	$300	$3,130	$2,476	$1,370	$1,421	$8,697
(1) See non-U.S. GAAP financial measures for definition of: adjusted debt; adjusted book value; adjusted debt, including 50% of subordinated debentures and perpetual bonds; and adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(2) Adjusted capitalization ex-AOCI is the sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value
(3) Adjusted capitalization is sum of adjusted debt, including 50% of subordinated debentures and perpetual bonds, plus adjusted book value, including unrealized foreign currency translation gains and losses and pension liability adjustment
(4) Debt maturity amounts do not include discounts, premiums, deferred charges, or capital lease obligations.
(5) Total capitalization is sum of notes payable and shareholders' equity.

Aflac Incorporated and Subsidiaries

Insurer Financial Strength Ratings

	AM Best	Moody's	S&P	JCR	R&I
U.S. Operating Companies:
Aflac of Columbus	A+	Aa3	A+	AA+	AA
Aflac of New York	A+	_	A+	_	_
Continental American Insurance Company	A+	_	_	_	_

Japan Operating Company:
Aflac Life Insurance Japan Ltd.	A+	Aa3	A+	AA+	AA

Bermuda Operating Company:
Aflac Re Bermuda Ltd.	_	_	_	AA+	_

Issuer Credit Ratings

	AM Best	Moody's	S&P	JCR	R&I
Aflac Incorporated:
Long-term Senior Debt	a	A3	A-	AA-	A+
Junior Subordinated Debt	a-	Baa1	BBB	_	A-

Aflac of Columbus:
Long-term Senior Debt	aa	_	A+	AA+	_

Aflac Life Insurance Japan, Ltd.:
Long-term Senior Debt	aa	_	A+	AA+	_

The outlook for all ratings is stable.

Aflac U.S.

Statements of Pretax Adjusted Earnings
(Before Management Fee)
(In Millions)

	Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
	2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change
Revenues:
Net earned premiums:
Gross premiums	$5,540	$5,467	$5,669	$5,907	$6,182	$1,548	$1,609		$3,091	$3,233
Assumed (ceded)	73	103	6	(78)	(183)	(44)	(70)		(85)	(139)
Total net earned premiums	5,614	5,570	5,675	5,829	5,999	1,504	1,539	2.3%	3,006	3,094	2.9%
Adjusted net investment income	754	755	820	847	830	207	208	0.5	409	409	—
Other income excl. realized foreign exchange gains (losses)	121	161	128	63	74	17	24		34	47
Total adjusted revenues	6,489	6,486	6,623	6,739	6,903	1,728	1,771	2.5	3,449	3,550	2.9

Benefits and claims:
Benefits and claims, net:
Incurred claims -direct	2,183	2,245	2,423	2,892	3,193	765	836		1,581	1,656
Incurred claims -assumed (ceded)	89	104	17	(75)	(177)	(47)	(63)		(86)	(119)
Increase in FPB -direct	463	326	280	—	(55)	15	6		(32)	16
Increase in FPB -assumed (ceded)	(11)	4	(5)	4	8	3	3		4	(1)
Total benefits and claims, net, excluding reserve remeasurement	2,724	2,679	2,715	2,821	2,969	736	782		1,467	1,552
Reserve remeasurement (gain) loss	(85)	(124)	(284)	(95)	(132)	(24)	(20)		(39)	(56)
Total benefits and claims, net	2,639	2,555	2,431	2,726	2,837	712	762	7.0	1,428	1,496	4.8

Adjusted expenses:
Amortization of deferred policy acquisition costs	442	455	490	530	551	136	142	4.4	273	285	4.4
Insurance commissions	550	553	561	563	564	139	145	4.3	274	287	4.7
Insurance and other expenses	1,502	1,564	1,640	1,501	1,530	353	352	(0.3)	728	749	2.9
Total adjusted expenses	2,494	2,573	2,691	2,594	2,645	628	639		1,275	1,321

Total benefits and adjusted expenses	5,132	5,127	5,122	5,320	5,482	1,340	1,401	4.6	2,703	2,817	4.2

Pretax adjusted earnings	$1,356	$1,359	$1,501	$1,419	$1,421	$388	$370	(4.6)%	$746	$733	(1.7)%

Aflac U.S.

	Balance Sheets
	(In Millions)

		December 31,					June 30,
		2021	2022	2023	2024	2025	2025	2026
	Assets:
	Investments and cash	$18,324	$15,987	$16,718	$16,775	$17,090	$16,864	$17,685
[1]	Receivables, net of allowance for credit losses (1)	574	584	688	671	707	711	739
	Accrued investment income	169	184	183	178	171	180	175
	Deferred policy acquisition costs	3,366	3,463	3,573	3,656	3,732	3,682	3,752
	Other assets (1)	758	784	698	650	618	601	616
	Total assets	$23,191	$21,002	$21,861	$21,930	$22,317	$22,038	$22,968

	Liabilities and Shareholders' Equity:
	Future policy benefits	$14,212	$10,870	$11,234	$10,584	$10,798	$10,712	$10,592
	Policy and contract claims	151	200	258	376	483	420	540
	Other policy liabilities	119	117	107	103	97	105	99
	Deferred income taxes	(328)	(243)	(311)	(231)	(178)	(162)	(135)
	Other liabilities	2,010	2,080	2,062	2,055	1,621	1,697	1,859
	Shareholders' equity	7,027	7,978	8,510	9,043	9,496	9,266	10,012
	Total liabilities & shareholders' equity	$23,191	$21,002	$21,861	$21,930	$22,317	$22,038	$22,968
(1) Certain reclassifications have been made to prior-year amounts to conform to current-year reporting classifications. These reclassifications had no impact on net earnings or total shareholders' equity.

Aflac U.S.

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(Restated to conform to current classifications)
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expenses	% Change	Pretax Adjusted Earn.	% Change

	2021	$5,614	(2.5)%	$754	7.0%	$6,489	(1.2)%	$2,639	(4.6)%	$442	(22.5)%	$2,494	(1.5)%	$1,356	6.9%
	2022	5,570	(0.8)	755	0.1	6,486	—	2,555	(3.2)	455	2.9	2,573	3.2	1,359	0.2
	2023	5,675	1.9	820	8.6	6,623	2.1	2,431	(4.9)	490	7.7	2,691	4.6	1,501	10.4
	2024	5,829	2.7	847	3.3	6,739	1.8	2,726	12.1	530	8.2	2,594	(3.6)	1,419	(5.5)
	2025	5,999	2.9	830	(2.0)	6,903	2.4	2,837	4.1	551	4.0	2,645	2.0	1,421	0.1

2024	1	1,475	3.3	206	4.6	1,699	2.3	686	5.4	132	10.9	658	0.2	356	1.1
	2	1,455	2.1	218	7.4	1,684	1.3	680	5.4	132	10.0	621	(4.2)	383	3.8
	3	1,459	2.8	210	0.5	1,684	1.4	694	36.1	132	8.2	640	(5.0)	350	(26.8)
	4	1,441	2.7	213	0.9	1,671	2.0	667	6.5	134	3.9	674	(5.3)	330	9.3

2025	1	1,502	1.8	202	(1.9)	1,721	1.3	716	4.4	137	3.8	647	(1.7)	358	0.6
	2	1,504	3.4	207	(5.0)	1,728	2.6	712	4.7	136	3.0	628	1.1	388	1.3
	3	1,495	2.5	214	1.9	1,728	2.6	681	(1.9)	137	3.8	672	5.0	375	7.1
	4	1,498	4.0	207	(2.8)	1,726	3.3	728	9.1	141	5.2	698	3.6	300	(9.1)

2026	1	1,555	3.5	201	(0.5)	1,779	3.4	734	2.5	143	4.4	682	5.4	363	1.4
	2	1,539	2.3	208	0.5	1,771	2.5	762	7.0	142	4.4	639	1.8	370	(4.6)

Aflac U.S.

Operating Ratios
(Before Management Fee)

	Period	12-Mo. Rolling Premium Persistency	Total Benefit/ Premium	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

	2021	79.7%	47.0%	7.9%	38.4%	79.1%	20.9%
	2022	77.3	45.9	8.2	39.7	79.0	21.0
	2023	78.6	42.8	8.6	40.6	77.3	22.7
	2024	79.3	46.8	9.1	38.5	78.9	21.1
	2025	79.2	47.3	9.2	38.3	79.4	20.6
	2026 YTD	79.4	48.4	9.2	37.2	79.4	20.6

2024	1	78.7	46.5	8.9	38.7	79.0	21.0
	2	78.7	46.7	9.1	36.9	77.3	22.7
	3	78.9	47.6	9.0	38.0	79.2	20.8
	4	79.3	46.3	9.3	40.3	80.3	19.7

2025	1	79.3	47.7	9.1	37.6	79.2	20.8
	2	79.2	47.3	9.0	36.3	77.5	22.5
	3	79.0	45.6	9.2	38.9	78.3	21.7
	4	79.2	48.6	9.4	40.4	82.6	17.4

2026	1	79.3	47.2	9.2	38.3	79.6	20.4
	2	79.4	49.5	9.2	36.1	79.1	20.9

Aflac U.S.

Aflac U.S. Sales Results
(In Millions)

	Period	Annualized Premiums In Force	% Change	New Annualized Premiums Sales	% Change

	2021	$6,003	(1.6)%	$1,278	16.9%
	2022	5,967	(0.6)	1,483	16.1
	2023	6,161	3.3	1,558	5.0
	2024	6,383	3.6	1,543	(1.0)
	2025	6,694	4.9	1,589	3.0

2024	1	6,211	3.1	298	(5.2)
	2	6,239	2.9	331	2.0
	3	6,265	3.3	379	5.5
	4	6,383	3.6	534	(4.5)

2025	1	6,505	4.7	309	3.5
	2	6,506	4.3	340	2.7
	3	6,500	3.8	390	2.8
	4	6,694	4.9	551	3.1

2026	1	6,801	4.6	318	2.9
	2	6,799	4.5	349	2.6

Aflac U.S.
	Aflac U.S. Product Mix
	(New Annualized Premium Sales)
	(In Millions)
[1]		Period	Disability	% of Total	Life	% of Total	Accident	% of Total	Critical Care (1)	% of Total	Hospital Indemnity	% of Total	Dental/ Vision	% of Total	Total
		2021	$296	23.1%	$114	9.0%	$321	25.1%	$273	21.3%	$209	16.4%	$65	5.1%	$1,278
		2022	378	25.5	156	10.5	338	22.8	299	20.1	226	15.3	85	5.8	1,483
		2023	399	25.6	188	12.0	326	20.9	322	20.7	225	14.5	98	6.3	1,558
		2024	406	26.3	219	14.2	302	19.6	322	20.9	212	13.7	82	5.3	1,543
		2025	420	26.4	246	15.5	300	18.9	315	19.8	209	13.2	98	6.2	1,589

	2024	1	69	23.0	32	10.8	67	22.5	66	22.1	45	15.1	19	6.5	298
		2	85	25.7	41	12.4	70	21.2	70	21.1	45	13.7	19	5.9	331
		3	109	28.8	69	18.3	67	17.7	70	18.6	45	11.9	18	4.7	379
		4	143	26.8	77	14.4	97	18.2	115	21.6	76	14.3	25	4.7	534

	2025	1	70	22.8	39	12.5	65	21.1	67	21.8	46	15.0	21	6.8	309
		2	94	27.7	45	13.1	65	19.0	74	21.8	40	11.9	22	6.5	340
		3	130	31.8	76	19.3	66	16.9	55	15.9	41	10.5	22	5.6	390
		4	126	22.7	86	15.7	105	19.0	119	21.7	82	14.8	33	6.1	551

	2026	1	70	22.0	53	16.7	63	19.8	64	20.3	43	13.5	24	7.7	318
		2	92	26.3	66	19.0	64	18.2	60	17.2	41	11.8	26	7.5	349

Aflac U.S. Sales Force Data
		Recruited Agents			Average Weekly Producer Equivalents	Productivity (Production/ Avg. Weekly Producers)
	Period	Career	Broker	Total
	2021	10,641	5,445	16,086	5,993	213,235
	2022	9,550	1,500	11,050	6,186	239,786
	2023	10,103	1,463	11,566	6,239	249,663
	2024	9,994	1,366	11,360	6,271	256,210
	2025	10,048	1,248	11,296	5,341	297,543

2024	1	2,330	346	2,676	5,800	51,432
	2	3,113	422	3,535	6,098	54,262
	3	2,553	335	2,888	5,890	64,336
	4	1,998	263	2,261	6,271	85,225
2025	1	2,405	340	2,745	5,146	59,985
	2	3,069	352	3,421	5,354	63,505
	3	2,549	302	2,851	5,233	74,459
	4	2,025	254	2,279	5,632	97,806
2026	1	2,194	332	2,526	4,982	63,778
	2	2,502	349	2,851	5,089	68,574
(1) Includes cancer, critical illness, and hospital intensive care products

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change
	Revenues:
	Net earned premiums:
	Gross premiums	¥1,290,527	¥1,246,657	¥1,212,654	¥1,159,719	¥1,133,651	¥285,931	¥279,844		¥574,250	¥561,716
	Assumed (ceded)	(50,864)	(48,578)	(84,838)	(109,719)	(124,776)	(31,357)	(34,722)		(63,212)	(69,933)
	Total net earned premiums	1,239,663	1,198,079	1,127,816	1,050,000	1,008,875	254,574	245,122	(3.7)%	511,038	491,783	(3.8)%
[1]	Net investment income: (1)
	Yen denominated	138,513	149,449	138,073	133,059	133,651	35,622	30,300	(14.9)	69,605	61,145	(12.2)
	US$ denominated	202,905	215,171	247,277	280,628	258,933	67,088	69,904	4.2	123,398	134,065	8.6
	Net investment income	341,419	364,621	385,352	413,687	392,584	102,709	100,205	(2.4)	193,002	195,210	1.1
[2]	Amortized hedge costs on foreign investments (2)	(8,391)	(13,155)	(19,773)	(3,755)	(6,754)	(1,564)	(1,953)	24.9	(2,635)	(4,169)	58.2
	Adjusted net investment income	333,028	351,466	365,579	409,932	385,830	101,145	98,252	(2.9)	190,367	191,041	0.4
	Other income excl. realized foreign currency gains (losses)	4,512	4,442	4,720	4,109	4,739	1,769	1,263		2,565	2,534
	Total adjusted revenues	1,577,203	1,553,988	1,498,115	1,464,041	1,399,444	357,488	344,637	(3.6)	703,970	685,357	(2.6)

	Benefits and claims:
	Benefits and claims, net:
	Incurred claims -direct	743,247	788,572	781,774	815,894	854,566	198,189	211,170		437,824	460,814
	Incurred claims -assumed (ceded)	(31,798)	(36,141)	(70,748)	(82,320)	(102,280)	(25,321)	(24,837)		(51,377)	(49,887)
	Increase in FPB -direct	149,084	73,592	44,121	(26,672)	(100,493)	(7,471)	(30,468)		(54,704)	(97,338)
	Increase in FPB -assumed (ceded)	(11,425)	(5,618)	2,226	13,877	26,091	6,185	4,680		12,221	9,117
	Total benefits and claims, net, excluding reserve remeasurement	849,108	820,405	757,373	720,780	677,884	171,581	160,547		343,964	322,707
	Reserve remeasurement (gain) loss	(6,879)	(13,337)	(13,072)	(64,197)	(79,134)	(2,172)	(3,782)		(5,910)	(10,686)
	Total benefits and claims, net	842,229	807,068	744,301	656,583	598,750	169,409	156,764	(7.5)	338,054	312,020	(7.7)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	43,131	44,123	45,840	48,581	48,397	12,132	12,283	1.2	24,229	24,486	1.1
	Insurance commissions	77,449	73,482	68,751	65,889	63,897	16,214	14,962	(7.7)	32,206	29,924	(7.1)
	Insurance and other expenses	202,586	198,493	182,364	165,314	174,718	45,423	42,401	(6.7)	85,154	81,584	(4.2)
	Total adjusted expenses	323,166	316,097	296,955	279,784	287,012	73,768	69,648		141,589	135,995

	Total benefits and adjusted expenses	1,165,395	1,123,165	1,041,256	936,367	885,762	243,178	226,412	(6.9)	479,643	448,015	(6.6)

	Pretax adjusted earnings	¥411,808	¥430,823	¥456,859	¥527,675	¥513,683	¥114,310	¥118,225	3.4%	¥224,327	¥237,342	5.8%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge costs/income

Aflac Japan

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change
	Revenues:
	Net earned premiums
	Gross premiums	$11,765	$9,558	$8,649	$7,654	$7,578	$1,978	$1,755		$3,868	$3,552
	Assumed (ceded)	(463)	(372)	(602)	(724)	(834)	(217)	(218)		(426)	(442)
	Total net earned premiums	11,301	9,186	8,047	6,930	6,744	1,761	1,537	(12.7)%	3,442	3,110	(9.6)%
[1]	Net investment income (1)
	Yen denominated	1,262	1,140	985	879	894	246	190	(22.8)	470	387	(17.7)
	US$ denominated	1,845	1,641	1,755	1,849	1,732	464	438	(5.6)	833	847	1.7
	Net investment income	3,107	2,782	2,739	2,727	2,626	710	628	(11.5)	1,303	1,234	(5.3)
[2]	Amortized hedge costs on foreign investments (2)	(76)	(112)	(157)	(26)	(45)	(11)	(12)	9.1	(18)	(27)	50.0
	Adjusted net investment income	3,031	2,669	2,582	2,701	2,581	699	616	(11.9)	1,285	1,207	(6.1)
	Other income excl. realized foreign currency gains (losses)	41	35	35	28	32	12	8		17	16
	Total adjusted revenues	14,373	11,890	10,664	9,659	9,357	2,472	2,161	(12.6)	4,744	4,333	(8.7)

	Benefits and claims:
	Benefits and claims, net
	Incurred claims -direct	6,776	6,038	5,582	5,390	5,707	1,370	1,324		2,942	2,918
	Incurred claims -assumed (ceded)	(290)	(275)	(502)	(543)	(684)	(175)	(155)		(346)	(315)
	Increase in FPB -direct	1,356	562	314	(184)	(671)	(53)	(191)		(363)	(619)
	Increase in FPB -assumed (ceded)	(104)	(43)	15	99	175	42	30		82	58
	Total benefits and claims, net, excluding reserve remeasurement	7,738	6,282	5,409	4,761	4,528	1,186	1,006		2,316	2,041
	Reserve remeasurement (gain) loss	(62)	(91)	(96)	(444)	(529)	(14)	(23)		(39)	(68)
	Total benefits and claims, net	7,675	6,191	5,313	4,317	3,999	1,172	983	(16.1)	2,277	1,973	(13.4)

	Adjusted expenses:
	Amortization of deferred policy acquisition costs	393	338	326	321	323	85	76	(10.6)	164	154	(6.1)
	Insurance commissions	706	563	491	435	427	112	94	(16.1)	217	189	(12.9)
	Insurance and other expenses	1,843	1,517	1,300	1,092	1,168	313	267	(14.7)	574	517	(9.9)
	Total adjusted expenses	2,942	2,417	2,117	1,848	1,918	509	437		954	860

	Total benefits and adjusted expenses	10,618	8,609	7,430	6,165	5,917	1,682	1,420	(15.6)	3,232	2,833	(12.3)

	Pretax adjusted earnings	$3,756	$3,281	$3,234	$3,494	$3,440	$790	$741	(6.2)%	$1,512	$1,500	(0.8)%
(1) Includes the net interest cash flows from derivatives associated with certain investment strategies.
(2) See non-U.S. GAAP financial measures for definition of amortized hedge costs/income.

Aflac Japan

Balance Sheets
(In Millions)

	December 31,					June 30,
	2021	2022	2023	2024	2025	2025	2026
Assets:

Investments and cash	¥13,645,902	¥12,777,746	¥12,566,939	¥12,216,793	¥11,941,237	¥12,005,337	¥12,210,866
Receivables, net of allowance for credit losses	22,439	23,138	24,848	31,172	26,100	33,409	42,270
Accrued investment income	67,493	76,489	74,666	77,899	82,868	80,758	86,705
Deferred policy acquisition costs	745,510	766,506	788,394	806,920	830,075	812,901	843,733
Other assets	386,832	387,065	946,644	1,136,609	981,002	1,055,055	963,992

Total assets	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥13,861,283	¥13,987,461	¥14,147,565

Liabilities and Shareholders' Equity:

Future policy benefits	¥11,755,704	¥10,315,140	¥10,444,044	¥9,630,864	¥8,234,312	¥8,913,737	¥7,634,308
Policy and contract claims	—	28	465	754	1,029	871	1,190
Unearned premiums	284,045	227,732	192,595	189,583	195,068	187,379	203,004
Other policyholders' funds	877,690	880,989	874,854	863,699	852,379	869,166	858,622
Income taxes (prim. deferred)	36,166	114,688	95,297	136,262	236,939	155,422	275,942
Other liabilities	502,633	575,554	576,879	526,477	850,287	1,060,420	1,442,468
Shareholders' equity	1,411,938	1,916,812	2,217,357	2,921,754	3,491,267	2,800,466	3,732,031

Total liabilities & shareholders' equity	¥14,868,176	¥14,030,944	¥14,401,491	¥14,269,393	¥13,861,283	¥13,987,461	¥14,147,565

Aflac Japan

Balance Sheets
(In Millions)

	December 31,					June 30,
	2021	2022	2023	2024	2025	2025	2026
Assets:

Investments and cash	$118,639	$96,290	$88,606	$77,233	$76,273	$82,904	$75,195
Receivables, net of allowance for credit losses	195	174	175	197	167	231	260
Accrued investment income	587	576	526	492	529	558	534
Deferred policy acquisition costs	6,482	5,776	5,559	5,102	5,302	5,614	5,196
Other assets	3,363	2,917	6,675	7,186	6,266	7,286	5,936

Total assets	$129,266	$105,734	$101,541	$90,210	$88,537	$96,592	$87,121

Liabilities and Shareholders' Equity:

Future policy benefits	$102,206	$77,733	$73,638	$60,885	$52,595	$61,555	$47,012
Policy and contract claims	—	—	3	5	7	6	7
Unearned premiums	2,470	1,716	1,358	1,199	1,245	1,294	1,250
Other policyholders' funds	7,631	6,639	6,169	5,460	5,445	6,002	5,288
Income taxes (prim. deferred)	314	781	619	884	1,541	1,046	1,749
Other liabilities	4,369	4,337	4,067	3,328	5,431	7,323	8,883
Shareholders' equity	12,276	14,528	15,687	18,449	22,272	19,366	22,932

Total liabilities & shareholders' equity	$129,266	$105,734	$101,541	$90,210	$88,537	$96,592	$87,121

Aflac Japan

Quarterly Statements of Pretax Adjusted Earnings and Percentage Changes
(In Millions)

	Period	Net Earned Premiums	% Change	Adjusted NII	% Change	Total Adjusted Revenues	% Change	Benefits & Claims, Net	% Change	Amort.	% Change	Total Adjusted Expense	% Change	Pretax Adjusted Earn.	% Change

	2021	¥1,239,663	(8.4)%	¥333,028	17.6%	¥1,577,203	(3.9)%	¥842,229	(10.9)%	¥43,131	(37.3)%	¥323,166	(7.0)%	¥411,808	18.4%
	2022	1,198,079	(3.4)	351,466	5.5	1,553,988	(1.5)	807,068	(4.2)	44,123	2.3	316,097	(2.2)	430,823	4.6
	2023	1,127,816	(5.9)	365,579	4.0	1,498,115	(3.6)	744,301	(7.8)	45,840	3.9	296,955	(6.1)	456,859	6.0
	2024	1,050,000	(6.9)	409,932	12.1	1,464,041	(2.3)	656,583	(11.8)	48,581	6.0	279,784	(5.8)	527,675	15.5
	2025	1,008,875	(3.9)	385,830	(5.9)	1,399,444	(4.4)	598,750	(8.8)	48,397	(0.4)	287,012	2.6	513,683	(2.7)

2024	1	269,859	(6.0)	96,551	19.3	367,593	(0.4)	180,873	(5.9)	12,289	8.9	66,157	(8.9)	120,564	15.6
	2	267,319	(5.7)	112,987	28.4	381,181	2.3	178,904	(4.0)	11,995	5.6	67,754	(6.9)	134,523	18.6
	3	255,397	(10.5)	98,969	0.1	355,332	(7.8)	125,548	(32.4)	12,257	7.2	71,039	(2.8)	158,745	25.5
	4	257,425	(5.4)	101,425	3.7	359,935	(3.0)	171,258	(4.8)	12,040	2.3	74,834	(4.6)	113,843	1.0

2025	1	256,464	(5.0)	89,222	(7.6)	346,482	(5.7)	168,645	(6.8)	12,097	(1.6)	67,821	2.5	110,017	(8.7)
	2	254,574	(4.8)	101,145	(10.5)	357,488	(6.2)	169,409	(5.3)	12,132	1.1	73,768	8.9	114,310	(15.0)
	3	245,206	(4.0)	98,032	(0.9)	344,243	(3.1)	96,438	(23.2)	12,028	(1.9)	68,277	(3.9)	179,527	13.1
	4	252,631	(1.9)	97,431	(3.9)	351,231	(2.4)	164,258	(4.1)	12,140	0.8	77,146	3.1	109,829	(3.5)

2026	1	246,661	(3.8)	92,789	4.0	340,720	(1.7)	155,256	(7.9)	12,203	0.9	66,347	(2.2)	119,117	8.3
	2	245,122	(3.7)	98,252	(2.9)	344,637	(3.6)	156,764	(7.5)	12,283	1.2	69,648	(5.6)	118,225	3.4

Aflac Japan

	Operating Ratios
	(Before Management Fee)

[1]		Period	12-Month Rolling Premium Persistency (1)	Total Benefit/ Premium	Total Benefit/ Premiums (3rd sector)	Amortization/ Premium	Total Adjusted Expenses/ Total Adjusted Revenue	Combined Ratio/ Total Adjusted Revenue	Pretax Profit Margin

		2021	94.3%	67.9%	58.7%	3.5%	20.5%	73.9%	26.1%
		2022	94.1	67.4	58.5	3.7	20.3	72.3	27.7
		2023	93.4	66.0	56.2	4.1	19.8	69.5	30.5
		2024	93.4	62.5	53.5	4.6	19.1	64.0	36.0
		2025	93.1	59.3	49.3	4.8	20.5	63.3	36.7
		2026 YTD	92.7	63.4	54.5	5.0	19.8	65.4	34.6

	2024	1	93.4	67.0	57.5	4.6	18.0	67.2	32.8
		2	93.3	66.9	57.8	4.5	17.8	64.7	35.3
		3	93.3	49.2	41.8	4.8	20.0	55.3	44.7
		4	93.4	66.5	56.9	4.7	20.8	68.4	31.6

	2025	1	93.8	65.8	56.3	4.7	19.6	68.2	31.8
		2	93.7	66.5	57.4	4.8	20.6	68.0	32.0
		3	93.3	39.3	27.8	4.9	19.8	47.8	52.2
		4	93.1	65.0	55.6	4.8	22.0	68.7	31.3

	2026	1	92.8	62.9	53.9	4.9	19.5	65.0	35.0
		2	92.7	64.0	55.0	5.0	20.2	65.7	34.3
(1) Premium persistency presented on a 12-month rolling basis for all periods. Beginning January 2025, the Company implemented a new methodology of calculating persistency rate which excludes annuitizations, premium halving and waiver premium from the terminations; prior periods have not been retroactively adjusted.

Aflac Japan

Aflac Japan Sales Results
(In Millions, unless otherwise noted)

	Period	Annualized Premium In Force (Billions)	% Change	Third Sector New Annualized Premium Sales	% Change	Total New Annualized Premium Sales	% Change

	2021	¥1,360.6	(4.7)%	¥48,977	8.6%	¥54,764	7.7%
	2022	1,301.0	(4.4)	47,998	(2.0)	54,765	—
	2023	1,246.4	(4.2)	52,234	8.8	60,730	10.9
	2024	1,209.0	(3.0)	47,651	(8.8)	64,111	5.6
	2025	1,179.1	(2.5)	59,121	24.1	74,351	16.0

2024	1	1,232.6	(3.8)	10,767	(1.7)	12,534	(5.1)
	2	1,222.5	(3.6)	12,712	(9.0)	16,833	4.5
	3	1,216.7	(3.2)	11,925	(12.4)	17,522	12.3
	4	1,209.0	(3.0)	12,246	(10.7)	17,222	9.0

2025	1	1,199.1	(2.7)	10,655	(1.0)	14,112	12.6
	2	1,194.1	(2.3)	17,463	37.4	20,736	23.2
	3	1,185.7	(2.5)	15,871	33.1	19,586	11.8
	4	1,179.1	(2.5)	15,132	23.6	19,918	15.7

2026	1	1,168.9	(2.5)	13,780	29.3	17,712	25.5
	2	1,162.1	(2.7)	14,326	(18.0)	19,565	(5.6)

Aflac Japan

	Aflac Japan Product Mix
	(New Annualized Premium Sales)
	(In Billions)

[1]		Period	Cancer	% of Total	Medical and Other Health (1)	% of Total	Tsumitasu	% of Total	WAYS	% of Total	Ordinary Life Other (2)	% of Total	Other	% of Total	Total

[2]		2021	¥27.0	49.2%	¥20.7	37.8%	¥—	—%	¥0.4	0.8%	¥5.1	9.3%	¥1.6	2.9%	¥54.8
		2022	30.9	56.5	15.3	27.9	—	—	1.9	3.5	4.7	8.4	2.0	3.7	54.8
		2023	38.9	64.1	12.6	20.8	—	—	4.1	6.8	4.1	6.8	1.0	1.6	60.7
		2024	36.9	57.5	10.3	16.1	11.2	17.4	1.4	2.2	3.7	5.8	0.6	1.0	64.1
		2025	50.0	67.2	8.8	11.9	11.5	15.5	0.8	1.1	2.7	3.7	0.5	0.6	74.4

	2024	1	7.9	63.2	2.7	21.5	—	—	0.7	5.3	1.0	8.1	0.2	1.7	12.5
		2	9.9	58.8	2.7	16.1	2.7	16.2	0.4	2.3	1.0	5.8	0.1	0.6	16.8
		3	9.7	55.1	2.2	12.6	4.6	26.5	0.1	0.8	0.8	4.3	0.1	0.6	17.5
		4	9.4	54.5	2.8	16.1	3.8	22.1	0.2	1.3	0.9	5.2	0.1	0.8	17.2

	2025	1	8.4	59.7	2.2	15.3	2.4	17.2	0.2	1.8	0.7	5.2	0.1	0.8	14.1
		2	15.1	73.0	2.3	10.9	2.3	11.1	0.2	1.1	0.7	3.4	0.1	0.5	20.7
		3	13.7	70.0	2.1	10.7	2.9	14.6	0.2	1.0	0.6	3.2	0.1	0.5	19.6
		4	12.7	63.9	2.3	11.4	3.9	19.8	0.1	0.7	0.7	3.3	0.2	0.9	19.9

	2026	1	9.6	54.1	4.2	23.5	2.9	16.1	0.1	0.7	0.8	4.7	0.1	0.9	17.7
		2	10.8	55.2	3.5	17.8	4.3	22.0	0.1	0.5	0.7	3.8	0.1	0.7	19.6

(1) Effective March 31, 2026, Income Support is now included with Medical and Other Health for all periods presented
(2) Effective March 31, 2026, Child Endowment is now included with Ordinary Life Other for all periods presented

Aflac Japan

	Aflac Japan Sales Force Data

			Number of Agencies by Type				Sales Contribution by Agency Type
[1]		Period	Individual/ Independent Corporate	Affiliated Corporate	Bank	Total	Individual/ Independent Corporate	Affiliated Corporate	Bank	Licensed Sales Associates (1)	Recruited Agencies

		2021	6,779	1,283	360	8,422	51.1%	43.7%	5.2%	111,854	62
		2022	6,159	1,239	359	7,757	49.5	46.5	4.0	110,259	38
		2023	5,751	1,203	360	7,314	46.7	50.0	3.3	113,010	24
		2024	5,384	1,166	360	6,910	48.2	48.6	3.2	113,836	50
		2025	5,155	1,125	358	6,638	47.5	49.2	3.3	111,915	236

	2024	1	5,659	1,191	360	7,210	48.9	48.0	3.1	112,645	12
		2	5,542	1,180	360	7,082	49.5	48.4	2.1	114,424	12
		3	5,464	1,176	360	7,000	46.2	50.2	3.6	114,473	19
		4	5,384	1,166	360	6,910	48.5	47.7	3.8	113,836	7

	2025	1	5,300	1,155	358	6,813	52.8	43.8	3.4	112,996	18
		2	5,225	1,141	358	6,724	46.8	50.4	2.8	111,387	76
		3	5,213	1,136	358	6,707	45.1	51.4	3.5	111,736	73
		4	5,155	1,125	358	6,638	47.0	49.5	3.5	111,915	69

	2026	1	5,110	1,116	357	6,583	52.4	44.6	3.0	111,084	82
		2	5,091	1,103	356	6,550	50.0	47.3	2.7	110,750	139
(1) Excludes Dai-ichi Life, banks, Japan Post Group and Daido Life

Aflac Japan

	Yen/Dollar Exchange Rates

[1]		Period	Closing Rate (1)	Quarterly Average	Yearly Cumulative Average	% Change

		2021	115.02	N/A	109.79	(2.7)%
		2022	132.70	N/A	130.17	(15.7)
		2023	141.83	N/A	140.57	(7.4)
		2024	158.18	N/A	150.97	(6.9)
		2025	156.56	N/A	149.32	1.1

	2024	1	151.41	148.67	148.67	(11.0)
		2	161.07	155.70	152.30	(11.4)
		3	142.73	147.95	150.60	(8.1)
		4	158.18	152.35	150.97	(6.9)

	2025	1	149.52	152.40	152.40	(2.4)
		2	144.81	144.60	148.32	2.7
		3	148.88	147.68	148.03	1.7
		4	156.56	154.20	149.32	1.1

	2026	1	159.88	156.87	156.87	(2.8)
		2	162.39	159.45	158.14	(6.2)
(1) Closing rate is based on the latest available and published MUFG Bank Ltd. TTM mid-day exchange rate.

Corporate and Other

	Statements of Pretax Adjusted Earnings
	(Before Management Fee)
	(In Millions)

		Years Ended December 31,					3 Months Ended June 30,			6 Months Ended June 30,
		2021	2022	2023	2024	2025	2025	2026	% Change	2025	2026	% Change
	Revenues:
	Total net earned premiums	$180	$145	$400	$680	$806	$206	$176	(14.6)%	$404	$358	(11.4)%
[1]	Net investment income (1)	(73)	30	(77)	201	368	98	95	(3.1)	194	186	(4.1)
[2]	Amortized hedge income (2)	57	68	121	113	98	30	19	(36.7)	60	37	(38.3)
	Adjusted net investment income	(16)	98	44	314	466	128	114	(10.9)	254	223	(12.2)
	Other income	11	24	15	13	5	2	1	(50.0)	4	2	(50.0)
	Total adjusted revenues	175	267	460	1,007	1,277	336	291	(13.4)	662	583	(11.9)

	Benefits and expenses:
	Total benefits and claims, net, excluding reserve remeasurement	161	141	470	426	491	126	108	(14.3)	251	218	(13.1)
	Reserve remeasurement (gain) loss	—	—	(3)	(19)	(33)	—	(2)	—	(1)	(3)	(200.0)
	Total benefits and claims, net	161	141	467	407	458	126	106	(15.9)	250	215	(14.0)

	Interest expense	165	162	144	156	210	51	62	21.6	96	120	25.0
	Other adjusted expenses	142	181	273	412	508	139	133	(4.3)	253	258	2.0
	Total benefits and adjusted expenses	469	485	885	975	1,176	316	301	(4.7)	599	593	(1.0)

	Pretax adjusted earnings	$(293)	$(218)	$(425)	$32	$101	$20	$(10)	(150.0)%	$63	$(10)	(115.9)%
(1) The change in value of federal historic rehabilitation and solar investments in partnerships of $6 and $8 for the three-month periods ended June 30, 2026, and 2025, respectively, is included as a reduction to net investment income. Tax credits on these investments of $5 and $9 for the three-month periods ended June 30, 2026, and 2025, respectively, have been recorded as an income tax benefit in the consolidated statement of earnings.
(2) See non-U.S. GAAP financial measures for the definition of amortized hedge cost/income

Non-U.S. GAAP Financial Measures

This document includes references to the Company’s financial performance measures which are not calculated in accordance with United States generally accepted accounting principles (U.S. GAAP) (non-U.S. GAAP). The financial measures exclude items that the Company believes may obscure the underlying fundamentals and trends in insurance operations because they tend to be driven by general economic conditions and events or related to infrequent activities not directly associated with insurance operations.
Due to the size of Aflac Japan, where the functional currency is the Japanese yen, fluctuations in the yen/dollar exchange rate can have a significant effect on reported results. In periods when the Japanese yen weakens, translating Japanese yen into U.S. dollars results in fewer U.S. dollars being reported. When the Japanese yen strengthens, translating Japanese yen into U.S. dollars results in more U.S. dollars being reported. Consequently, Japanese yen weakening has the effect of suppressing current period results in relation to the comparable prior period, while Japanese yen strengthening has the effect of magnifying current period results in relation to the comparable prior period. A significant portion of the Company’s business is conducted in Japanese yen and never converted into U.S. dollars but translated into U.S. dollars for U.S. GAAP reporting purposes, which results in foreign currency impact to earnings, cash flows and book value on a U.S. GAAP basis. Management evaluates the Company's financial performance both including and excluding the impact of foreign currency translation to monitor, respectively, cumulative currency impacts and the currency-neutral operating performance over time. The average yen/dollar exchange rate is based on the published MUFG Bank, Ltd. telegraphic transfer middle rate (TTM).
The Company defines the non-U.S. GAAP financial measures included in this document as follows:

•
Adjusted book value is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet. Adjusted book value per common share is adjusted book value at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value and adjusted book value per common share important as they exclude accumulated other comprehensive income, which fluctuates due to market movements that are outside management’s control. The most comparable U.S. GAAP financial measures for adjusted book value and adjusted book value per common share are total book value and total book value per common share, respectively.

Adjusted book value excluding foreign currency remeasurement is the U.S. GAAP book value (representing total shareholders’ equity), less accumulated other comprehensive income as recorded on the U.S. GAAP balance sheet and excluding the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. Adjusted book value excluding foreign currency remeasurement per common share is adjusted book value excluding foreign currency remeasurement at the period end divided by the ending outstanding common shares for the period presented. The Company considers adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share important as they exclude both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measures for adjusted book value excluding foreign currency remeasurement and adjusted book value excluding foreign currency remeasurement per common share are total book value and total book value per common share, respectively.

•
Adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is adjusted book value plus unrealized foreign currency translation gains and losses and pension liability adjustment. The Company considers adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment important as it excludes certain components of accumulated other comprehensive income, which fluctuates due to market movements that are outside management's control; however, it includes the impact of foreign currency as a result of the significance of Aflac’s Japan operation. The most comparable U.S. GAAP financial measure for adjusted book value including unrealized foreign currency translation gains and losses and pension liability adjustment is total book value.

•
Adjusted debt is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding 50% of subordinated debentures and perpetual bonds and all pre-funding of debt maturities. The Company considers adjusted debt important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt is notes payable.

•
Adjusted debt including 50% of subordinated debentures and perpetual bonds is the sum of notes payable, as recorded on the U.S. GAAP balance sheet, excluding pre-funding of debt maturities. The Company considers adjusted debt including 50% of subordinated debentures and perpetual bonds important as it measures outstanding debt consistently with expectations of the Company’s rating agency stakeholders. The most comparable U.S. GAAP financial measure for adjusted debt including 50% of subordinated debentures and perpetual bonds is notes payable.

•
Adjusted earnings are adjusted revenues less benefits and adjusted expenses. Adjusted earnings per share (basic or diluted) are the adjusted earnings for the period divided by the weighted average outstanding shares (basic or diluted) for the period presented. The adjustments to both revenues and expenses account for certain items that are outside of management’s control because they tend to be driven by general economic conditions and events or are related to infrequent activities not directly associated with insurance operations. Adjusted revenues are U.S. GAAP total revenues excluding adjusted net investment gains and losses. Adjusted expenses are U.S. GAAP total acquisition and operating expenses including the impact of interest from derivatives associated with notes payable but excluding any non-recurring or other items not associated with the normal course of the Company’s insurance operations and that do not reflect the Company's underlying business performance. Management uses adjusted earnings and adjusted earnings per diluted share to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of these financial measures is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The most comparable U.S. GAAP financial measures for adjusted earnings and adjusted earnings per share (basic or diluted) are net earnings and net earnings per share, respectively.

•
Adjusted earnings excluding current period foreign currency impact are computed using the average foreign exchange rate for the comparable prior-year period, which eliminates fluctuations driven solely by foreign exchange rate changes. Adjusted earnings per diluted share excluding current period foreign currency impact is adjusted earnings excluding current period foreign currency impact divided by the weighted average outstanding diluted shares for the period presented. The Company considers adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact important because a significant portion of the Company's business is conducted in Japan and foreign exchange rates are outside management’s control; therefore, the Company believes it is important to understand the impact of translating foreign currency (primarily Japanese yen) into U.S. dollars. The most comparable U.S. GAAP financial measures for adjusted earnings excluding current period foreign currency impact and adjusted earnings per diluted share excluding current period foreign currency impact are net earnings and net earnings per share, respectively.

•
Amortized hedge costs/income represent costs/income incurred or recognized as a result of using foreign currency derivatives to hedge certain foreign currency exchange risks. These amortized hedge costs/income are estimated at the inception of the derivatives based on the specific terms of each contract and are recognized on a straight-line basis over the contractual term of the derivative. The Company believes that amortized hedge costs/income measure the periodic currency risk management costs/income related to hedging certain foreign currency exchange risks and are an important component of net investment income. There is no comparable U.S. GAAP financial measure for amortized hedge costs/income.

•
Adjusted net investment gains and losses are net investment gains and losses adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are both reclassified to net investment income, and iii) the impact of interest from derivatives associated with notes payable, which is reclassified to interest expense as a component of total adjusted expenses. The Company considers adjusted net investment gains and losses important as it represents the remainder amount that is considered outside management’s control, while excluding the components that are within management’s control and are accordingly reclassified to net investment income and interest expense. The most comparable U.S. GAAP financial measure for adjusted net investment gains and losses is net investment gains and losses.

•
Adjusted net investment income is net investment income adjusted for i) amortized hedge cost/income related to foreign currency exposure management strategies and certain derivative activity, and ii) net interest income/expense from foreign currency and interest rate derivatives associated with certain investment strategies, which are reclassified from net investment gains and losses to net investment income. The Company considers adjusted net investment income important because it provides a more comprehensive understanding of the costs and income associated with the Company’s investments and related hedging strategies. The most comparable U.S. GAAP financial measure for adjusted net investment income is net investment income.

•
Adjusted return on equity is annualized adjusted earnings divided by average shareholders’ equity, excluding accumulated other comprehensive income. Management uses adjusted return on equity to evaluate the financial performance of the Company’s insurance operations on a consolidated basis and believes that a presentation of this financial measure is vitally important to an understanding of the underlying profitability drivers and trends of the Company’s insurance business. The Company considers adjusted return on equity important as it excludes components of accumulated other comprehensive income, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity is return on equity as determined using annualized net earnings and average total shareholders’ equity.

•
Adjusted return on equity excluding foreign currency remeasurement is annualized adjusted earnings divided by average shareholders’ equity, excluding both accumulated other comprehensive income and the cumulative (beginning January 1, 2021) foreign currency gains/losses associated with i) foreign currency remeasurement and ii) sales and redemptions of invested assets. The Company considers adjusted return on equity excluding foreign currency remeasurement important because it excludes both accumulated other comprehensive income and the cumulative foreign currency remeasurement gains/losses, which fluctuate due to market movements that are outside management's control. The most comparable U.S. GAAP financial measure for adjusted return on equity excluding foreign currency remeasurement is return on equity as determined using annualized net earnings and average total shareholders’ equity.

Operational Measures

The Company defines the operational measures included in this document as follows:

Operating ratios are used to evaluate the Company's financial condition and profitability. Examples include: (1) Ratios to total adjusted revenues, which present expenses as percentage of total revenues and (2) Ratios to total premium, including benefit ratio. Operating ratios include: Benefit Ratio and Expense Ratio.

New annualized premium sales are sometimes referred to as new sales or sales. An operating measure that is not reflected on the Company's financial statements. New annualized premium sales generally represent annual premiums on policies and riders the Company sold and incremental increases from policy conversions that would be collected over a 12-month period assuming the policies remain in force for that entire period. For Aflac Japan, new annualized premium sales are determined by applications submitted during the reporting period. For Aflac U.S., new annualized premium sales are determined by applications that are issued during the reporting period. Policy conversions are defined as the positive difference in the annualized premium when a policy upgrades in the current reporting period. The Company believes that this metric is a key indicator of the Company's future source of earnings.

Annualized premiums in force is the amount of gross premium that a policyholder must pay over a full year in order to keep coverage. The growth of net earned premiums is directly affected by the change in premiums in force and by the change in weighted-average yen/dollar exchange rates. Management uses this measure as a key indicator of source of earnings.

Premium persistency is the percentage of premiums remaining in force at the end of a period, usually one year, and presented on a trailing 12-month average basis. For example, 95% persistency would mean that 95% of the premiums in force at the beginning of a period are still in force at the end of the period. The Company believes that this metric is a key driver of in force levels, which is a key measure of the size of the Company's business and future sources of earnings.

New money yield is gross yields earned on purchases of fixed maturities, loan receivables, and equities. Purchases exclude capitalized interest, securities lending/repurchase agreements, short-term/cash activity, and alternatives. New money yield for equities is based on the assumed dividend yield at the time of purchase. The new money yield for Aflac Japan excludes the impact of any derivatives and associated amortized hedge costs associated with USD-denominated investments. Management uses this metric as a leading indicator of future investment earning potential.

Return on average invested assets is net investment income as a percentage of average invested assets during the period. Management uses this metric to demonstrate how the Company's actual net investment income results represent an overall return on the portfolio to provide a more comparative metric as the size of the Company's investment portfolio changes over time.

Portfolio book yield expressed as a percentage of the investments' book value, represents the gross return expected to be realized on a security at a point in time and is calculated for fixed maturity securities, commercial mortgage and other loans and equity securities. It excludes amortized hedge costs, investments in limited partnerships and short-term securities. The yield assumes any early redemption options will be exercised. Management uses this metric to measure the future total return on the portfolio.

Average weekly producer is the total number of writing agents, including brokers, in the U.S. who have produced greater than $0.00 during the production week - excluding any manual adjustments - divided by the number of weeks in the time period. The Company believes this metric allows sales management to monitor progress and needs, as well as serve as a leading indicator of future production capacity.

Aflac U.S. productivity is total new annualized sales divided by average weekly producer and is calculated on a quarterly and annual basis. The Company believes this metric allows sales management to monitor agent progress and needs, as well as serve as a leading indicator of future production capacity.

Aflac U.S. recruited agents/brokers represent a newly contracted agent or broker who has never held a contract with the Company before or previously held a contract but has been separated from the Company for more than 365 days. The distinction between a career recruit and a broker recruit is determined by the type of contract the individual signs. The Company believes this metric is an important indicator of future production potential.